UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 12, 2007

MULTI-FINELINE ELECTRONIX, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50812	95-3947402
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3140 East Coronado Street

Anaheim, CA 92806

(Address of Principal Executive Offices) (Zip Code)

(714) 238-1488

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Form 8-K/A is filed to include the redacted Corporate Supply Agreement between Multi-Fineline Electronix, Inc. and Motorola, Inc dated as of October 1, 2006.

Except as set forth herein, no other changes are being made to the report on Form 8-K filed on January 12, 2007.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

10.33	Corporate Supply Agreement between Multi-Fineline Electronix, Inc. and Motorola, Inc. dated as of October 1, 2006.*

*	Certain confidential portions of this exhibit were omitted. The Securities and Exchange Commission has issued an order granting confidential treatment with respect to the omitted portions of this agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 26, 2007	Multi-Fineline Electronix, Inc.,
a Delaware corporation

	By:	/s/ Philip A. Harding
Philip A. Harding
Chairman & Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
10.33	Corporate Supply Agreement between Multi-Fineline Electronix, Inc. and Motorola, Inc. dated as of October 1, 2006.*

*	Certain confidential portions of this exhibit were omitted. The Securities and Exchange Commission has issued an order granting confidential treatment with respect to the omitted portions of the agreement.